Subsequent Events (Notes)	12 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Effective October 1, 2018, the Company launched an employee stock purchase plan which allows employees to purchase shares of the Company’s stock at a discounted price. These purchases will be offered twice throughout 2019, and will be paid by employees via payroll deductions over a period of six months, at which point the stock will be transferred to the employees.
The Company entered into an interest rate cap to mitigate risks associated with variable rate debt effective November 28, 2018.  The LIBOR interest rate cap has a notional value of $600 million, is effective for a period of three years and has a strike price of 3.5%.